SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 27, 2006

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On July 27, 2006, Hancock Holding Company
issued a press release announcing a presentation to be made to attendees at the
Keefe, Bruyette & Woods (KBW) Honor Roll & 7th Annual Community Bank Investor
Conference in New York, NY on Tuesday, August 1, 2006.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated July 27, 2006, headed "Hancock Holding
                             Company to present at Keefe, Bruyette & Woods
                             Community Bank Investor Conference."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2006
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                                               For More Information
---------------------                                              ---------------------
July 27, 2006                                                       Paul D. Guichet, VP, Investor Relations
                                                                    800.522.6542 or 228.563.6559
                                                                    paul_guichet@hancockbank.com

===================================================================================================================

         Hancock Holding Company to present at Keefe, Bruyette & Woods Community Bank Investor Conference

     GULFPORT,  MS (July 27, 2006) - Executives of Hancock Holding Company  (NASDAQ:  HBHC),  the parent company of
107-year-old  Hancock  Bank,  will present a corporate  overview to attendees at the Keefe,  Bruyette & Woods (KBW)
Honor Roll & 7th Annual Community Bank Investor  Conference at the  Waldorf-Astoria in New York, NY, from 9:30 a.m.
to 9:55 p.m. (EDT) on Tuesday, August 1, 2006.

     At the KBW  conference,  Hancock's chief  executive  officer George A. Schloegel and chief  financial  officer
Carl J.  Chaney  will  review  the  company's  recent  financial  performance  and  business  strategies.  Investor
Relations  vice  president  Paul D.  Guichet  will attend to  coordinate  one-on-one  meetings  with  analysts  and investors.

     A   live   webcast   of   Hancock's    presentation    will   be    available   at   the    conference    link
http://www.kbw.com/news/conference_investor.html.  A replay of the  company's  presentation  will be  available  at this link for a period of 60 days  after the  conference.  Investors  and  analysts  may also  access a copy of the presentation by visiting Hancock's website at www.hancockbank.com and selecting the Investor Relations link.

     Hancock  Holding  Company - the parent  company of Hancock  Bank  (Mississippi),  Hancock  Bank of  Louisiana,
Hancock Bank of Florida,  and Magna Insurance Company - has assets of $6.2 billion.  Founded in 1899,  Hancock Bank stands among the strongest,  safest financial  institutions in the United States and is the only financial services company  headquartered  in the Gulf  South to rate  among the top 20 percent of  America's  top  performing  banks.
Hancock offers  comprehensive  financial solutions through more than 140 banking and financial services offices and more than 130 automated  teller  machines  throughout  South  Mississippi,  Louisiana,  southern  Alabama,  and the
Florida Panhandle.

     Investors  can  access  additional  corporate  information  or  on-line  banking  and  bill  pay  services  at
www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  Company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the Company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.

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